Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 60% Portfolio
March 31, 2023
VIPFM-60-NPRT1-0523
1.856870.115
Equity Funds - 62.6%
	Shares	Value ($)
Fidelity Canada Fund (a)	732,878	44,661,589
Fidelity Commodity Strategy Fund (a)	220,347	21,439,764
Fidelity Contrafund (a)	4,025,708	53,501,658
Fidelity Emerging Markets Discovery Fund (a)	3,117,833	45,582,717
Fidelity Emerging Markets Fund (a)	11,268,083	383,678,211
Fidelity Equity-Income Fund (a)	1,927,976	123,544,680
Fidelity Global Commodity Stock Fund (a)	3,430,676	62,506,914
Fidelity Gold Portfolio (a)	2,951,017	73,893,464
Fidelity Hedged Equity Fund (a)	1,546,732	15,328,112
Fidelity Infrastructure Fund (a)	482,807	5,808,167
Fidelity International Capital Appreciation Fund (a)	3,429,795	81,423,324
Fidelity International Discovery Fund (a)	2,375,607	101,272,116
Fidelity International Enhanced Index Fund (a)	10,162,319	103,655,650
Fidelity International Small Cap Fund (a)	1,569,519	45,516,037
Fidelity International Small Cap Opportunities Fund (a)	2,732,157	52,184,204
Fidelity International Value Fund (a)	7,230,407	64,206,011
Fidelity Japan Smaller Companies Fund (a)	2,911,911	41,407,378
Fidelity Large Cap Value Enhanced Index Fund (a)	3,549,580	51,042,961
Fidelity Low-Priced Stock Fund (a)	2,882,620	134,647,164
Fidelity Overseas Fund (a)	7,302,205	406,732,795
Fidelity Real Estate Investment Portfolio (a)	1,032,806	39,752,706
Fidelity U.S. Low Volatility Equity Fund (a)	7,235,802	73,877,534
Fidelity Value Discovery Fund (a)	1,767,507	60,607,824
VIP Stock Selector All Cap Portfolio Investor Class (a)	189,319,151	1,666,008,526
TOTAL EQUITY FUNDS (Cost $3,707,931,901)		3,752,279,506

Fixed-Income Funds - 36.8%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	13,376,109	121,455,070
Fidelity High Income Fund (a)	6,223,104	45,988,739
Fidelity Inflation-Protected Bond Index Fund (a)	13,171,760	122,892,524
Fidelity Long-Term Treasury Bond Index Fund (a)	7,045,637	75,740,592
Fidelity New Markets Income Fund (a)	1,239,543	14,304,322
Fidelity Total Bond Fund (a)	95,452,443	910,616,309
VIP Investment Grade Bond II Portfolio - Investor Class (a)	95,441,078	915,279,942
TOTAL FIXED-INCOME FUNDS (Cost $2,274,423,050)		2,206,277,498

Money Market Funds - 0.3%
	Shares	Value ($)
Fidelity Cash Central Fund 4.86% (b) (Cost $17,498,573)	17,495,074	17,498,573

U.S. Treasury Obligations - 0.4%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.41% to 4.93% 4/6/23 to 6/8/23 (d) (Cost $21,168,423)	21,270,000	21,172,632

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $6,021,021,947)	5,997,228,209
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(3,102,188)
NET ASSETS - 100.0%	5,994,126,021

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	1,672	Jun 2023	175,267,400	7,382,657	7,382,657
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	887	Jun 2023	44,150,425	1,583,774	1,583,774

TOTAL EQUITY INDEX CONTRACTS					8,966,431

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	415	Jun 2023	45,445,742	962,096	962,096

TOTAL PURCHASED					9,928,527

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	1,155	Jun 2023	238,955,063	(14,014,747)	(14,014,747)

TOTAL FUTURES CONTRACTS					(4,086,220)
The notional amount of futures purchased as a percentage of Net Assets is 4.4%
The notional amount of futures sold as a percentage of Net Assets is 4.0%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $21,172,632.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.86%	23,270,110	58,513,122	64,284,659	163,515	-	-	17,498,573	0.0%
Total	23,270,110	58,513,122	64,284,659	163,515	-	-	17,498,573

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	42,045,692	1,939,071	1,302,918	-	(39,346)	2,019,090	44,661,589
Fidelity Commodity Strategy Fund	34,874,076	-	11,733,895	-	(7,694,408)	5,993,991	21,439,764
Fidelity Contrafund	51,837,667	1,456,133	4,790,458	778,801	5,668	4,992,648	53,501,658
Fidelity Emerging Markets Discovery Fund	43,365,633	848,598	882,171	-	(1,885)	2,252,542	45,582,717
Fidelity Emerging Markets Fund	310,103,807	55,019,060	7,916,228	-	(129,897)	26,601,469	383,678,211
Fidelity Equity-Income Fund	132,722,232	1,747,896	11,631,157	42,202	319,000	386,709	123,544,680
Fidelity Floating Rate High Income Fund	147,661,871	4,795,433	32,935,626	2,563,670	(911,521)	2,844,913	121,455,070
Fidelity Global Commodity Stock Fund	106,092,672	1,546,949	42,682,876	-	17,675,821	(20,125,652)	62,506,914
Fidelity Gold Portfolio	-	74,697,141	1,048,860	-	(44,025)	289,208	73,893,464
Fidelity Hedged Equity Fund	14,700,174	9,274	-	9,275	-	618,664	15,328,112
Fidelity High Income Fund	44,809,789	1,429,371	929,581	589,503	(19,403)	698,563	45,988,739
Fidelity Inflation-Protected Bond Index Fund	108,830,605	12,621,233	2,478,863	6,649	(63,205)	3,982,754	122,892,524
Fidelity Infrastructure Fund	-	5,888,391	88,526	-	(912)	9,214	5,808,167
Fidelity International Capital Appreciation Fund	70,545,333	3,206,375	2,074,401	-	10,902	9,735,115	81,423,324
Fidelity International Discovery Fund	92,816,122	4,142,189	2,718,032	-	(423,997)	7,455,834	101,272,116
Fidelity International Enhanced Index Fund	93,691,610	3,928,210	2,415,073	-	(92,293)	8,543,196	103,655,650
Fidelity International Small Cap Fund	41,324,509	1,745,676	1,068,645	-	38,962	3,475,535	45,516,037
Fidelity International Small Cap Opportunities Fund	47,311,853	1,247,252	-	-	-	3,625,099	52,184,204
Fidelity International Value Fund	59,869,481	2,393,974	1,411,034	-	2,926	3,350,664	64,206,011
Fidelity Japan Smaller Companies Fund	39,223,445	-	-	-	-	2,183,933	41,407,378
Fidelity Large Cap Value Enhanced Index Fund	54,978,890	822,976	4,994,519	-	170,632	64,982	51,042,961
Fidelity Long-Term Treasury Bond Index Fund	55,441,582	18,211,706	1,400,575	496,914	(224,197)	3,712,076	75,740,592
Fidelity Low-Priced Stock Fund	143,904,503	2,063,070	13,138,271	-	(1,403,791)	3,221,653	134,647,164
Fidelity New Markets Income Fund	14,120,986	455,817	309,860	175,862	(18,443)	55,822	14,304,322
Fidelity Overseas Fund	363,754,111	16,041,565	10,248,041	-	851,465	36,333,695	406,732,795
Fidelity Real Estate Investment Portfolio	38,623,985	839,863	929,574	-	(34,478)	1,252,910	39,752,706
Fidelity Total Bond Fund	822,570,426	87,899,373	19,263,924	8,478,919	(271,581)	19,682,015	910,616,309
Fidelity U.S. Low Volatility Equity Fund	130,016,987	1,935,817	57,181,465	-	2,529,826	(3,423,631)	73,877,534
Fidelity Value Discovery Fund	67,129,783	936,455	5,891,708	-	940,020	(2,506,726)	60,607,824
VIP Investment Grade Bond II Portfolio - Investor Class	822,788,307	83,734,155	19,262,310	351,511	(248,447)	28,268,237	915,279,942
VIP Stock Selector All Cap Portfolio Investor Class	1,660,776,208	25,877,151	156,948,861	-	(23,777,213)	160,081,241	1,666,008,526
	5,655,932,339	417,480,174	417,677,452	13,493,306	(12,853,820)	315,675,763	5,958,557,004

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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